SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) March 28, 2001


                                   AGWAY INC.
                                   ---------
             (Exact name of registrant as specified in its charter)


Delaware                           2-22791                           15-0277720
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission                      (IRS Employer
of incorporation)                  File Number)              Identification No.)


333 Butternut Drive, DeWitt, New York                                      13214
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)



        Registrant's telephone number, including area code (315) 449-6436

Item 5.  Other Events (in 000's)

Effective March 28, 2001,  Agway Inc.  (Agway) and Agway  Financial  Corporation
(AFC) refinanced their lines of credit for their operations (other than the Agway Insurance Company and Telmark LLC and its subsidiaries ("Telmark")) through the establishment of a new senior debt facility (the "Agway senior debt financing"). The Agway senior debt financing is not available with respect to the operations of Agway Insurance Company or Telmark, as the Agway Insurance Company finances itself through operations and liquidity provided by its investment portfolio and Telmark finance themselves through a series of credit arrangements that are independent from the Agway senior debt financing and that are entered into and/or renewed as and when needed. Each of those arrangements is more fully described in prior 10-K and 10-Q filings.

The Agway senior debt financing is a syndicated three-year asset-based revolving line of credit for up to $175,000 pursuant to the terms of a credit agreement dated March 28, 2001 between Agway, certain of it's subsidiaries and a syndicated group of lenders (the "Credit Agreement"). In this asset-based line of credit, the amount available to Agway is the lesser of the "collateral borrowing base" or the $175,000 upper limit of the line of credit. The collateral borrowing base consists of certain of Agway's eligible accounts receivable and inventory (as defined under the Credit Agreement). Certain covenants and conditions of the Credit Agreement, as more fully discussed below, restrict the use of funds and reduce the practical availability of financing under the agreement by $25,000 to a maximum of $150,000. The credit facilities that this senior debt financing replaces amounted to a total availability for letters of credit and lines of credit of up to $148,000. Amounts owed under the former facilities have been repaid and those facilities have been terminated. Management believes that adequate collateral exists and will continue to exist so that the Agway senior debt financing is, and will continue to be, adequate to meet the ongoing needs of Agway.

The Credit Agreement has a number of financial covenants which restrict capital spending, require minimum levels of earnings before interest, taxes, depreciation, and amortization (EBITDA), require minimum ratios of EBITDA to fixed charges and interest on senior debt and require the maintenance of a minimum outstanding balance of preferred stock, subordinated debt, and certain debt of a subsidiary ("the Minimum Capital") which balance ranges from $440,000 to $450,000 during the year. Other conditions of the Credit Agreement preclude, in certain circumstances, availability of funds from this senior debt financing for use in payment of interest or dividends on, or for use in repurchase of or principal repayments regarding, AFC subordinated debt or Agway preferred stock. To avoid these use restrictions, the Credit Agreement requires Agway to have a minimum excess borrowing capacity under the agreement of at least $20,000 more than the loan amount outstanding if no event of default exists. If an event of default exist, the minimum excess borrowing capacity requirement increases to $25,000 more than the loan amount outstanding and the above described use restriction would then exist only if Agway; defaults on its payment of principal, interest or other amounts due to the lenders under the Credit Agreement; Agway fails to maintain the cash management procedures as agreed upon with the lenders under the Credit Agreement; Agway does not maintain the Minimum Capital balance of $440,000 or the agent under the Credit Agreement provides a written notice to Agway that such payments are no longer permitted. These conditions reduce the practical availability under the senior debt financing from $175,000 to $150,000. The Credit Agreement was designed in part to allow and enable Agway and AFC to continue their past practice of repurchasing, at face value, certain subordinated debt and preferred stock when presented for repurchase prior to maturity. However, while it is the current intent of Agway and AFC to continue this historic practice, Agway and AFC are under no obligation to repurchase such debt and preferred stock when so presented, and may stop or suspend this practice at any time or may be required to stop or suspend such practice if Agway does not continue to meet the conditions of the Credit Agreement, including those described above.

Of the Agway senior debt financing, up to $35,000 is available for use as letters of credit. As of March 28, 2001, $23,000 has been used for that purpose principally in support of Agway insurance programs.

Under the Agway senior debt financing, Agway may choose to request portions of the loans be made as LIBOR loans, in which case the interest rate would be the LIBOR rate for the applicable period, plus 3.25%. Alternatively, Agway may choose to pay interest at a prime rate, plus 1.75%. These rates are comparable to the rates available to the Agway in its prior senior debt financing arrangements.

CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Agway is including the following cautionary statement in this Form 8-K to make applicable and take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 for any forward-looking statement made by, or on behalf of, Agway. Where any such forward-looking statement includes a statement of the assumptions or basis underlying such forward-looking statement, Agway cautions that, while it believes such assumptions or basis to be reasonable and makes them in good faith, assumed facts or basis almost always vary from actual results, and the differences between assumed facts or basis and actual results can be material, depending upon the circumstances. Certain factors that could cause actual results to differ materially from those projected have been discussed herein. Other factors that could cause actual results to differ materially include uncertainties of economic, competitive and market decisions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of Agway. Where, in any forward-looking statement, Agway, or its management, expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement of expectation or belief will result or be achieved or accomplished. The words "believe," "expect," and "anticipate" and similar expressions identify forward- looking statements.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   AGWAY INC.
                                  (Registrant)






Date        March 30, 2001                   By      /s/ PETER J. O'NEILL
        -------------------------               -------------------------------
                                                      Peter J. O'Neill
                                                    Senior Vice President
                                                      Finance & Control
                                               (Principal Financial Officer and
                                                    Chief Accounting Officer)